Contact: Casey Prince Assistant Vice President & Marketing Communications Manager UFG Corporate Communications 319-399-5622 (w), 319-360-5578 (c) cprince@unitedfiregroup.com FOR IMMEDIATE RELEASE UFG INSURANCE APPOINTS JULIE STEPHENSON AS NEW CHIEF OPERATING OFFICER CEDAR RAPIDS, Iowa - January 5, 2023 United Fire Group Inc. (Nasdaq: UFCS) (“UFG”) is pleased to announce the appointment of Julie Stephenson as its new executive vice president and chief operating officer (“COO”), effective January 30, 2023. She succeeds the company's longtime COO Michael Wilkins, who retired from UFG at the end of September. Stephenson has over 25 years of experience in the insurance industry, most recently serving as global head of casualty reinsurance at Swiss Re. Prior to joining Swiss Re in 2021, she held the positions of chief operating officer-middle market and commercial chief underwriting officer at CNA Insurance and global liability manager for Chubb Insurance. She earned a bachelor's degree in mechanical engineering from Texas A&M University. "Julie is an accomplished, people-centered leader who brings a wealth of operational, underwriting and portfolio management experience to our company," said UFG President and CEO Kevin Leidwinger. "I'm confident that she will be a strong addition to our leadership team, as well as a great cultural fit for our company. We are thrilled to have her onboard as we continue to execute our strategic plan and position UFG for long-term success." In her new role, Ms. Stephenson will be responsible for the overall operational performance of UFG, overseeing strategic efforts to drive profitable growth across the company's various business segments. "I am incredibly excited to be joining UFG, a company known for its strong core values, trusted agency partnerships and talented employees dedicated to delivering on its promises," said Stephenson. "As COO, I look forward to working alongside my new colleagues on the leadership team to pursue our strategic objectives and drive profitable growth at UFG." ###

About UFG Founded in 1946 as United Fire & Casualty Company, United Fire Group, Inc. (UFG, Nasdaq: UFCS), through its insurance company subsidiaries, is engaged in the business of writing property and casualty insurance. Through our subsidiaries, we are licensed as a property and casualty insurer in 50 states, plus the District of Columbia, and we are represented by approximately 1,000 independent agencies. A.M. Best Company assigns a rating of "A" (Excellent) for members of the United Fire & Casualty Group. For more information about UFG, visit ufginsurance.com. Disclosure of Forward-Looking Statements This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about the Company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "remain(s) optimistic," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item 1A "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission ("SEC") on February 25, 2022. The risks identified in our Annual Report on Form 10-K and in our other SEC filings are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.